SUPPLEMENT DATED JUNE 20, 2023 TO
THE PROSPECTUS DATED MAY 1, 2023 AND THE
CURRENT STATEMENT OF ADDITIONAL INFORMATION OF
VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectus and the current Statement of Additional Information ("SAI") for VanEck ETF Trust (the "Trust") regarding VanEck Digital India ETF and VanEck India Growth Leaders ETF (each, a "Fund", together, the "Funds"), each a series of the Trust. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective immediately, Van Eck Associates Corporation, the investment adviser to the VanEck Digital India ETF, has agreed to lower the unitary management fee rate for the Fund from 0.75% to 0.70%.

Additionally, effective immediately, Van Eck Associates Corporation, the investment adviser to the VanEck India Growth Leaders ETF, has agreed to lower the expense cap for the Fund to prevent Fund operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund and its subsidiary) from exceeding 0.70% of the Fund’s average daily net assets per year until at least May 1, 2025.

Accordingly, the Funds' Prospectus is supplemented as follows:

The "Annual Fund Operating Expenses" and "Expense Example" tables (including the related footnotes) as included under each Fund's "Summary Information" section of the Prospectus are hereby deleted and replaced with the following:

VANECK DIGITAL INDIA ETF

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.70%
Other Expenses(a)	0.01%
Total Annual Fund Operating Expenses(a)	0.71%

(a)    Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least May 1, 2025.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$73
3	$227
5	$395
10	$883

VANECK INDIA GROWTH LEADERS ETF

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses(a)	0.30%
Total Annual Fund Operating Expenses(b)	0.80%
Fee Waivers and Expense Reimbursement(b)(c)	-0.03%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(b)(c)	0.77%

(a)    “Other Expenses” reflects the expenses of both the Fund and the Fund’s wholly-owned subsidiary (the “Subsidiary”).
(b) Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund and Subsidiary expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund and the Subsidiary) from exceeding 0.70% of the Fund’s average daily net assets per year until at least May 1, 2025. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.
(c) “Fee Waivers and Expense Reimbursement” have been restated to reflect the current expense limitation.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$79
3	$252
5	$441
10	$987

The "Management of the Funds-Investment Adviser" section of the Prospectus is hereby deleted and replaced with the following:

Investment Adviser. Under the terms of investment management agreements between the Trust and Van Eck Associates Corporation with respect to the Funds (the “Investment Management Agreements”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Funds. As of December 31, 2022, the Adviser managed approximately $69.03 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreements in 2022 is available in the Trust’s semi-annual report for the period ended June 30, 2022. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreements in 2023 will be available in the Trust’s semi-annual report for the period ended June 30, 2023.
For the services provided to each Fund (except VanEck Digital India ETF) under the Investment Management Agreement with respect to such Funds, each Fund, except VanEck Digital India ETF, pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fee. With respect to all Funds except VanEck Digital India ETF and VanEck India Growth Leaders ETF, until at least May 1, 2024, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund) from exceeding 0.57% (with respect to VanEck Indonesia Index ETF), 0.59% (with respect to VanEck Brazil Small-Cap ETF and VanEck Israel ETF), 0.76% (with respect to VanEck Vietnam ETF), 0.78% (with respect to VanEck Africa Index ETF) and 0.94% (with respect to VanEck Egypt Index ETF) of its average daily net assets per year.
Until at least May 1, 2025, the Adviser has agreed to waive fees and/or pay Fund and Subsidiary expenses with respect to VanEck India Growth Leaders ETF to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund and the Subsidiary) from exceeding 0.70% of its average daily net assets per year.
Pursuant to the Investment Management Agreement with respect to VanEck Digital India ETF, the Adviser is responsible for all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to the Fund, the Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.70% of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale, (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay all such offering costs until at least May 1, 2025.
Each Fund (except VanEck Digital India ETF) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

Prior to June 20, 2023, for its services to the Fund, VanEck Digital India ETF paid the Adviser an annual unitary management fee equal to 0.75% of its average daily net assets.

Additionally, the section entitled "Management" in the SAI with respect to the Funds is hereby supplemented as follows:

Effective June 20, 2023, Van Eck Associates Corporation, the investment adviser to the VanEck Digital India ETF has agreed to lower the unitary management fee rate for the Fund from 0.75% to 0.70%.

Effective June 20, 2023, Van Eck Associates Corporation, the investment adviser to the VanEck India Growth Leaders ETF has agreed to lower the expense cap for the Fund from 0.75% to 0.70% until at least May 1, 2025.

Please retain this supplement for future reference.